PATENT AND LICENSE SECURITY AGREEMENT

         PATENT AND LICENSE SECURITY AGREEMENT ("Agreement") dated as of August 31, 2000 made by ONKYO AMERICA SPECIALTY PRODUCTS, INC., a Michigan corporation ("Grantor"), in favor of GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company in its capacity as agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the "Agent").

                              W I T N E S S E T H:
        WHEREAS, Onkyo America, Inc., an Indiana corporation, as successor by Merger to Onkyo Acquisition Corporation, an Indiana corporation ("Borrower"), Lenders, and Agent have entered into that certain Credit Agreement dated as of August 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") pursuant to which, the Lenders have made a loan to Borrower and have agreed to make additional loans to, and issue or participate in letters of credit for the account of Borrower from time to time;

         WHEREAS, the Grantor is a wholly owned subsidiary of the Borrower;

         WHEREAS, pursuant to that certain Guaranty of even date herewith (the "Guaranty"), made by the Grantor in favor of the Agent, for itself and the benefit of the Lenders, the Grantor has guaranteed the full and prompt payment and performance and/or observance of all of Borrower's obligations and liabilities under or in connection with the Credit Agreement, and Borrower's obligations and liabilities under any other Loan Documents (as defined in the Credit Agreement) (the "Obligations");

         WHEREAS, it was an express condition to Agent, on behalf of the Lenders, consenting to the aforesaid merger under the Credit Agreement and permitting Borrower to assume the liabilities and obligations thereof and to receive the benefits of the financing thereof, that Grantor enter into this Agreement;

         WHEREAS, the Agent and the Lenders have required, as a further condition to their willingness to continue to make loans and to extend credit to the Borrower and to secure the obligations and liabilities of the Borrower under the Credit Agreement and under the other Loan Documents, that Grantor execute this Agreement; and

         WHEREAS, the Grantor acknowledges that in view of the subsidiary relationship and other business relations between the Grantor and the Borrower, the extensions of credit and other financial accommodations contemplated by the Credit Agreement will inure to the benefit of the Grantor, and it is in the direct interest and to the direct advantage of the Grantor that it execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

         Defined Terms.

a. When used herein, (a) capitalized terms which are not otherwise defined have the meanings assigned thereto in the Credit Agreement; and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

b.                         Collateral - see Section 2.

                  Default means the occurrence of an Event of Default.

                  Lender Party means (i) each Lender, and (ii) any Affiliate of a Lender which is a party to a Hedging Agreement with the Borrower.

                  Liabilities means (i) all obligations  (monetary or otherwise)
         of the Borrower or the Grantor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, this Agreement, any other Loan Document or any document or instrument executed in connection therewith and (ii) all Hedging Obligations owed by the Borrower to any one or more of the Lender Parties or any Affiliate thereof.

a. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and schedule references are to this Agreement unless otherwise specified.

b. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa unless otherwise specified.

2. Security Interest in Patents. To secure the complete and timely payment, performance and satisfaction of all of the Liabilities, the Grantor hereby grants to Agent, for its benefit and the ratable benefit of the Lender Parties, a first priority security interest, having priority over all other security interests, with power of sale (to the extent permitted by applicable law), in all of Grantor's now owned or existing and hereafter acquired or arising (collectively, the "Collateral"):

a. patents and patent applications, and the inventions and improvements described and claimed therein, including, without limitation, those patents and patent applications listed on Schedule A, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (C) the right to sue for past, present and future infringements thereof, (d) to the extent any of the foregoing patents or applications are or become subject to a terminal disclaimer, any patent which necessitated said terminal disclaimer, and (e) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in the foregoing clauses (a)-(d), being sometimes hereinafter individually and/or collectively referred to as the "Patents"); and

b. license agreements with any other party in connection with any Patents or such other party's patents or patent applications, whether Grantor is a licensor or licensee under any such license agreement, including, but not limited to, the license agreements listed on Schedule B, and the right upon the occurrence and during the continuance of a Default to use the foregoing in connection with the enforcement of the rights of the Agent and Lender Parties under the Credit Agreement (all of the foregoing being hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this Section 2, the Licenses shall not include any license agreement which by its terms prohibits (which prohibition is enforceable under applicable law) the grant of the security interest contemplated by this Agreement for so long as such prohibition continues; it being understood that upon request of the Agent, Grantor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent in Grantor's rights under such license agreement.

3. Restrictions on Future Agreements. Grantor will not, without Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would in any material respect affect the validity or enforcement of the rights transferred to Agent, for its benefit and the ratable benefit of the Lender Parties, under this Agreement or the rights associated with those Patents which are necessary or desirable in the operation of Grantor's business.

4. New Patents. Grantor represents and warrants that the Patents and Licenses listed on Schedules A and B, respectively, include all of the patents, patent applications and license agreements in connection with patents or patent applications now owned or held by Grantor. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new patentable inventions or license agreements or any patents or patent applications in connection therewith or (ii) become entitled to the benefit of any patent, patent application or any reissue, division, continuation, renewal, extension or continuation-in-part related to any Patent or any improvement on any Patent, the provisions of
Section 2 shall automatically apply thereto and Grantor shall give to Agent prompt written notice thereof. Grantor hereby authorizes Agent to modify this Agreement by (a) amending Schedules A or B, as the case may be, to include any future patents, patent applications and license agreements in connection with patents and patent applications that are Patents or Licenses under Section 2 or under this Section 4, and (b) filing, in addition to and not in substitution for, this Agreement, a duplicate original of this Agreement containing on Schedules A or B thereto, as the case may be, such future patents, patent applications and license agreements which are Patents or Licenses, as the case may be, under Section 2 or this Section 4.

5. Royalties. Grantor hereby agrees that the Agent's rights in the Patents and Licenses as authorized hereunder shall be coextensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from Agent to Grantor.

6. Nature and Continuation of Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Patents and the Licenses and shall remain in full force and effect until the Liabilities have been paid in full and the Credit Agreement terminated. At such time the rights granted to Agent hereunder shall also terminate.

7. Right to Inspect; Further Assignments and Security Interests. Agent shall have the right, at any reasonable time and from time to time, to inspect the premises of Grantor and to examine the books, records and operations of Grantor relating to the patents; provided, that in conducting such inspections and examinations, Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. Grantor agrees not to sell or assign its respective interests in, or grant any license under, the Patents without the prior written consent of Agent which will not be unreasonably withheld or delayed.

8. Duties of Grantor. Grantor shall have the duty to the extent desirable in the normal conduct of Grantor's business and consistent with Grantor's current business practices or Grantor's commercially reasonable business judgement: (i) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or thereafter until the termination of this Agreement; (ii) to make application on such unpatented but patentable inventions as Grantor deems appropriate; and (iii) to take reasonable steps to preserve and maintain all of Grantor's rights in the patent applications and patents that are part of the Patents. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Grantor shall not abandon any right to file a patent application or any pending patent application or patent which is or shall be, in Grantor's commercially reasonable business judgement, necessary or economically desirable in the operation of Grantor's business. Neither Agent nor any Lender Party shall have any duty with respect to the Patents and Licenses. Without limiting the generality of the foregoing, neither Agent nor any Lender Party shall be under obligation to take any steps necessary to preserve rights in the Patents or Licenses against any other parties, but may do so at its option during the continuance of a Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and added to the Liabilities secured hereby.

9. Agent's Right to Sue. Only from and after the occurrence and during the continuance of a Default, Agent shall have the right, but shall not be obligated, to bring suit to enforce the Patents and the Licenses, and, if Agent shall commence any such suit, Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse and indemnify Agent for all costs and reasonable expenses incurred by Agent in the exercise of its rights under this Section 9 (including, without limitation, all attorneys' and paralegals' fees). If, for any reason whatsoever, Agent is not reimbursed with respect to the costs and expenses referred to in the preceding sentence, such costs and expenses shall be added to the Liabilities secured hereby.

10. Waivers. No course of dealing between Grantor and Agent, and no failure to exercise or delay in exercising on the part of Agent any right, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver of any of Agent's rights, powers or privileges. No single or partial exercise of any right, power or privilege hereunder or under the other Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11. Agent's Exercise of Rights and Remedies Upon Default. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of a Default, Agent may exercise any of the rights and remedies provided in this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, Grantor acknowledges and agrees that from and after the occurrence of a Default, Agent or its nominee may use the Patents and Licenses in connection with the conduct of Grantor's business.

12. Severability. The provisions of this Agreement are severable, and if any clause provisions shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

13. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Sections 2 and 4 hereof or by a writing signed by the parties hereto.

14. Cumulative Remedies; Power of Attorney. All of Agent's rights and remedies with respect to the Patents and the Licenses, whether established hereby, by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Grantor hereby irrevocably appoints Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise to carry out the acts described below. Upon the occurrence and during the continuance of a Default, Grantor hereby authorizes Agent to, in its sole discretion, (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Agent in the use of the Patents and the Licenses, (ii) take any other actions with respect to the Patents and the Licenses as Agent deems is in its best interest,
(iii) grant or issue any exclusive or non-exclusive license with respect to the Patents to anyone on commercially reasonable terms, and (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents and the Licenses to anyone on commercially reasonable terms. Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement shall have been terminated pursuant to Section 6 hereof. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Agent or Lender Parties under the Credit Agreement or other Loan Documents, but rather is intended to facilitate the exercise of such rights and remedies. Agent and each of the Lender Parties shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located or deemed located.

15. Binding Effect; Benefits. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of Agent, for its benefit and the benefit of the Lender Parties, and their nominees, successors and assigns. The successors and assigns of Grantor shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however, that Grantor shall not voluntarily assign its obligations hereunder without the prior written consent of Agent.

16. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State, subject, however, to the applicability of the UCC of any jurisdiction in which any Collateral may be located or deemed located at any given time.

17. Forum Selection. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE LOCATED OR DEEMED LOCATED. GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE GRANTOR SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18. Jury Trial. GRANTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

19. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Credit Agreement.

20. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

22. Right of Recordal of Security Interest. Agent shall have the right, but not the obligation, at the expense of Grantor, to record this Agreement in the United States Patent and Trademark Office and with such other recording authorities deemed reasonable and proper by Agent, and Agent shall advise Grantor of such recordals. Upon satisfaction in full of the Liabilities and termination of the Credit Agreement, Grantor shall have the right to effect recordal of such satisfaction or termination at the expense of Grantor in the United States Patent and Trademark Office and with such other recording authorities deemed reasonable and proper by Grantor. Agent and Grantor shall cooperate to effect all such recordals hereunder.

                            [SIGNATURE PAGE FOLLOWS]

VPCHI01/#652542

         Signature Page to Patent and License Security Agreement

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

GRANTOR:       ONKYO AMERICA SPECIALTY PRODUCTS, INC., a Michigan corporation



               By:

               Title:


AGENT:    GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company, as
             Agent

             By:


             Name:    Mary C. Bookman
             Title:   Vice President

STATE OF ILLINOIS )
                                    )       SS
COUNTY OF COOK    )


                  The foregoing Patent and License Security Agreement was executed and acknowledged before me this 31st day of August, 2000, by Shinobu Shimojima, personally known to me to be the President of Onkyo America Specialty Products, Inc., a Michigan corporation on behalf of each such corporation.

         (SEAL)

                                                     Notary Public

                                                     My commission expires

STATE OF ILLINOIS )
                                      ) SS

COUNTY OF COOK    )


         The foregoing Patent and License Security Agreement was executed and acknowledged before me this 31st day of August, 2000, by Mary C. Bookman, personally known to me to be the Vice President of GMAC Business Credit, LLC, a Delaware limited liability company, on behalf of such entity.

         (SEAL)

                                                     Notary Public
                                                     My commission expires

         SCHEDULE A
                                     to Patent and License Security Agreement

                                                      PATENTS

                                                    SCHEDULE B
                                     to Patent and License Security Agreement

                                                     LICENSES